UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2026

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3350 SW 148th Avenue, Suite 207 Miramar, FL	33027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 413-0812

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 22, 2026, Motorsport Games Inc. (the “Company”) entered into a Share Repurchase Agreement (the “Agreement”) with Driven Lifestyle Group LLC, a Florida limited liability company (“Driven Lifestyle”), pursuant to which the Company purchased 904,395 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) held by Driven Lifestyle (the “Class A Shares”). The Agreement provides for the Shares to be purchased at a price of $4.11, which is equal to the average closing price of the Class A Common Stock as reported by the Nasdaq Capital Market for the five trading days immediately preceding the signing of the Agreement. Pursuant to Section 1 of Article V of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), upon the repurchase of the Class A Shares, all shares of the Company’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”) held by Driven Lifestyle shall be cancelled.

Pursuant to the Agreement Driven Lifestyle executed an irrevocable written consent (the “Stockholder Consent”) in its capacity as the holder of at least two thirds of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class, approving a Certificate of Amendment (the “Charter Amendment”) to the Certificate of Incorporation and Amendment No. 2 (the “Bylaws Amendment”) to the Company’s Bylaws, as amended (the “Bylaws”). The Charter Amendment provides as follows:

●	Section A of Article IX of the Certificate of Incorporation shall be amended to provide that the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed in the Certificate of Incorporation, and by the laws of the State of Delaware, and all rights conferred upon stockholders in the Certificate of Incorporation, as so amended, are granted subject to this reservation, which consent shall be reasonably satisfactory to the Company.

●	Section B of Article IX of the Certificate of Incorporation shall be amended to provide that the Bylaws may be altered, amended or repealed, or new bylaws adopted, by the Board of Directors or a simple majority of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, which consent shall be reasonably satisfactory to the Company; and

●	Section C of Article VII of the Certificate of Incorporation shall be amended to provide that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders, which consent shall be reasonably satisfactory to the Company.

The Bylaws Amendment provides as follows:

●	Section 6.07 of the Bylaws shall be amended to provide that the Bylaws may be altered, amended or repealed, or new bylaws adopted, by the Board of Directors or a simple majority of all of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors, which consent shall be reasonably satisfactory to the Company; and

●	Section 2.07 of the Bylaws shall be amended to provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.

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The Agreement also provides that the Company shall file an Information Statement on Schedule 14C (the “Information Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the approval of the Charter Amendment and the Bylaws Amendment. Pursuant to Rule 14c-2 under the Exchange Act, the approval of the Charter Amendment and the Bylaws Amendment may not take effect before a date which is 20 calendar days after a Definitive Information Statement is first provided to stockholders.

The transactions contemplated in the Agreement were subject to customary closing conditions. The Company further agreed not to take or effect any of the corporate actions approved by the Stockholder Consent prior to the later of: (i) the next business day following the closing or (ii) after all requisite waiting periods for taking such corporate actions under SEC rules and regulations have passed.

The foregoing descriptions of the Agreement, the Charter Amendment, and the Bylaws Amendment do not purport to be complete and are qualified in its entirety by reference to each such document, copies or forms of which are filed as Exhibit 10.1, 3.1, and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures set forth above under Item 1.01 relating to the repurchase of the Class A Shares are incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosures set forth above under Item 1.01 relating to the Charter Amendment and the Bylaws Amendment are incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.

The disclosures set forth above under Item 1.01 relating to the repurchase of the Class A Shares and the cancellation of the shares of Class B Common Stock are incorporated by reference herein. Prior to the closing of the transactions contemplated in the Agreement, Driven Lifestyle controlled more than a majority of our issued and outstanding voting shares. After such closing, Driven Lifestyle holds 6.10% of the total voting power of our outstanding common stock by virtue of beneficially owning 254,453 shares, or 6.10%, of our Class A Common Stock and zero shares of our Class B Common Stock. After such closing, Sharp Arrow Global Tech Ventures L.P., which was previously our second-largest stockholder, holds 32.15% of the total voting power of our outstanding common stock by virtue of beneficially owning 1,463,637 shares (including 377,836 shares underlying a pre-funded warrant currently exercisable), or 32.15%, of our Class A Common Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting “), the Company’s stockholders approved an Amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of Class A Common Stock that the Company will have authority to grant under the plan from 100,000 to 600,000. A description of the Plan is set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting, as filed with the SEC on March 16, 2026 (the “Proxy Statement”), in the section entitled “Proposal No. 2—The Incentive Plan Increase Proposal,” which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures set forth above under Item 1.01 relating to the Charter Amendment and the Bylaws Amendment are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Action by Written Consent

On April 22, 2025, Driven Lifestyle delivered to the Company the Stockholder Consent in its capacity as the holder of at least two thirds of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class, approving the Charter Amendment and the Bylaws Amendment (the “Approved Matters”). Because the Stockholder Consent is sufficient to satisfy the stockholder vote requirement under the Delaware General Corporation Law (the “DGCL”) for the approval of the Approved Matters, no additional stockholder vote will be needed for their approval. Consequently, the Company will not be soliciting proxies or holding a meeting of stockholders to consider the Approved Matters.

Pursuant to Section 228 of the DGCL, Section 2.07 of the Bylaws, and Section 14(c) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation 14C, the Information Statement will be filed with the SEC and sent or given to the stockholders of the Company to provide prompt notice of the taking of a corporate action by written consent of stockholders to the Company’s stockholders who have not consented in writing to such action.

Annual Meeting

On April 23, 2026, the Company held the Annual Meeting which had been adjourned from April 17, 2026 due to lack of quorum, at which the Company’s stockholders were asked to consider and vote on five proposals, each of which is listed below and described in more detail in the Proxy Statement. With respect to each proposal, holders of Class A Common Stock were entitled to cast one vote per share held as of the close of business on February 27, 2026 (the “Record Date”) and holders of Class B Common Stock were entitled to cast ten votes per share held as of the close of business on the Record Date. On the Record Date there were 5,078,450 shares of Class A Common Stock and 700,000 shares of Class B Common Stock issued and outstanding and entitled to vote at the 2026 Annual Meeting.

The following are the final results of voting on each of the proposals presented at the Annual Meeting:

Proposal No. 1: Election of Class I Directors.

The Company’s stockholders elected each of John Delta and Guoquan (Paul) Huang.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Delta	9,051,977	35,668	865,619

Guoquan (Paul) Huang	9,072,843	14,802	865,619

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Proposal No. 2: Amendment to the Incentive Plan

The Company’s stockholders approved the Plan Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,022,451	59,200	5,994	865,619

Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Grassi & Co. CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,948,319	2,915	2,030	-

Proposal No. 4: Issuance of Shares of Common Stock Upon Exercise of Warrants

The Company’s stockholders approved the exercise of the warrants issued by the Company on July 29, 2024 to purchase up to an aggregate of 949,310 shares of Class A Common Stock, under applicable rules and regulations of the Nasdaq Stock Market LLC.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,849,974	53,973	183,698	865,619

Proposal No. 5: Adjournment of the 2026 Annual Meeting

The Company’s stockholders approved the adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 4.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,027,835	57,982	1,828	865,619

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Form of Certificate of Amendment to the Certificate of Incorporation, as amended, of Motorsport Games Inc.
3.2	Form of Amendment No. 2 to the Bylaws of Motorsport Games Inc.
10.1	Share Repurchase Agreement, dated April 22, 2026, by and between Motorsport Games Inc. and Driven Lifestyle Group LLC
10.2	Amendment to the Amended and Restated Motorsport Games Inc. 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: April 23, 2026	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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